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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 14, 1997
                        (Date of earliest event reported)


                         Commission file number: 0-26518



                         FITZGERALDS GAMING CORPORATION
             (Exact name of registrant as specified in its charter)


                      NEVADA                            88-0329170
        (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)            Identification No.)



                     301 FREMONT STREET, LAS VEGAS NV 89101
               (Address of principal executive offices) (Zip Code)


                                 (702) 388-2224
              (Registrant's telephone number, including area code)




        SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: NONE


           SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
              Cumulative Redeemable Preferred Stock, $.01 par value
                         Common Stock Purchase Warrants
                          Common Stock, $.01 par value


                       DOCUMENTS INCORPORATED BY REFERENCE
                                      None

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Item 1 - Item 5   None.

Item 6

Fernando Bensuaski resigned as an officer of the Company effective September 7, 1997, to pursue private interests.

Item 7

None.

Item 8

None.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 17, 1997                               /s/ PHILIP D. GRIFFITH
                                            -------------------------------
                                            Philip D. Griffith
                                            President and
                                            Chief Executive Officer